SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934
                             (Amendment No.    )

Filed by the Registrant[ ]

Filed by a Party other than the Registrant[X]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                            KESTREL ENERGY, INC.
              (Name of Registrant as Specified in Its Charter)

                            Gorsuch Kirgis L.L.C.
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.
     1)   Title of each class of securities to which transaction applies:
          Aggregate number of securities to which transaction applies:
     2) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          A.   Proposed maximum aggregate value of transaction:
          B.   Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date
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
                            KESTREL ENERGY, INC.
                         999 18th Street, Suite 1100
                           Denver, Colorado 80202
                               (303) 295-0344

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held December 12, 1995
                                 10:00 a.m.


To Our Shareholders:

     We strongly encourage your attendance and participation at the Annual Meeting of Shareholders of Kestrel Energy, Inc., which will be held at 10:00 a.m. on Tuesday, December 12, 1995 in the Management Briefing Center at First Interstate Bank of Denver, N.A., North Tower, 4th Floor, 633 17th Street, Denver, Colorado 80270 for the following purposes:

     1.   To elect five directors to the Board;

     2. To approve and ratify the selection of KPMG Peat Marwick as the Company's independent certified public accountants and auditors for the fiscal year ending June 30, 1996;

     3. To approve an amendment to the 1993 Nonqualified Stock Option Plan to increase the number of shares reserved under the Plan; and

     4. To transact such other business as may properly come before the meeting.

     A Proxy Statement explaining the matters to be acted upon at the meeting is enclosed.

     The Board of Directors has designated October 24, 1995 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS WOULD LIKE TO EMPHASIZE THE IMPORTANCE OF EXERCISING YOUR RIGHTS AS SHAREHOLDERS TO VOTE ON THE ISSUES DESCRIBED IN THE ENCLOSED PROXY STATEMENT. THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DIRECTORS, APPROVE THE SELECTION OF KPMG PEAT MARWICK, AND APPROVE THE AMENDMENT TO THE
NONQUALIFIED STOCK OPTION PLAN.

     YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE.

October 27, 1995                                           Timothy L. Hoops
                                                                  President

                                                          Mark A. Boatright
                                                                  Secretary

                            KESTREL ENERGY, INC.
                         999 18th Street, Suite 1100
                           Denver, Colorado 80202

                               PROXY STATEMENT

                       Annual Meeting of Shareholders
                        To Be Held December 12, 1995
                                 10:00 a.m.

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF KESTREL ENERGY, INC., A COLORADO CORPORATION (THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN THE MANAGEMENT BRIEFING CENTER AT FIRST INTERSTATE BANK OF DENVER, N.A., NORTH TOWER, 4TH FLOOR, 633 17TH STREET, DENVER, COLORADO ON TUESDAY, DECEMBER 12, 1995 AT 10:00 A.M., MOUNTAIN STANDARD TIME, AND AT ANY ADJOURNMENT THEREOF. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about October 27, 1995.

     The expense of the Board of Directors' Proxy solicitation will be borne by the Company. In addition to solicitation of Proxies by use of the mails, some of the Company's officers and directors may solicit Proxies by telephone, telegraph or personal interview without any additional compensation to them. The Company will reimburse brokers, nominees, custodians and other fiduciaries for expenses in forwarding Proxy materials to their principals.

     Any shareholder giving a Proxy on the enclosed form may revoke it at any time prior to the exercise thereof by advising the Secretary of the Company in writing at the above address, by properly executing a later dated Proxy or by appearing in person and voting at the Annual Meeting.

                              VOTING OF SHARES

     Only holders of the Company's outstanding shares of common stock, no par value ("Common Stock"), of record at the close of business on October 24, 1995, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. On that date, there were 1,901,850 shares of Common Stock outstanding.

     Cumulative voting in the election of directors is allowed. Under cumulative voting, each shareholder is entitled to cast a number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares being voted. The shareholder may cast his vote for one nominee or may distribute the votes among nominees in any manner. Unless directed otherwise, the enclosed Proxy gives discretionary authority to cumulate votes in the election of directors. On all matters other than the election of directors, each shareholder will be entitle to one vote per share. The election of directors requires that the five candidates having the highest number of votes cast in favor of their election are elected to the Board of Directors. The approval of the amendment to the Stock Plan requires an affirmative vote of a majority of the shares of Common Stock represented in person or by Proxy at the Annual Meeting. THE BOARD OF DIRECTORS URGES EACH SHAREHOLDER TO MARK, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.

                  STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                               AND MANAGEMENT

     The following table sets forth, as far as is known to the Board of Directors or the management of the Company, the only persons owning on September 30, 1995 more than five percent of the outstanding shares of the Company's Common Stock. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options within 60 days of such date.


                                        Number of Shares of Common Stock
                                                Beneficially Owned

                                           Voting and Investment Power
Name and Address                             Direct           Indirect
Victoria International                     1,166,221             --
 Petroleum N.L.
4th Flr., Griffin Centre
28 The Esplanade
Perth 6000
Western Australia

Victoria Petroleum N.L.                       --            1,166,221<FN2>
4th Flr., Griffin Centre
28 The Esplanade
Perth 6000
Western Australia

Timothy L. Hoops                           113,544<FN3>     1,166,221<FN4>
P.O. Box 1079
Denver, CO 80201-1079

Robert J. Pett                              62,500<FN5>     1,166,221<FN6>
4th Flr., Griffin Centre
28 The Esplanade
Perth 6000
Western Australia

John T. Kopcheff                            84,000<FN7>     1,166,221<FN8>
4th Flr., Griffin Centre
28 The Esplanade
Perth 6000
Western Australia

                                     Number of Shares of Common Stock
                                            Beneficially Owned

Name and Address                   Total Shares             Percent Owned
 Owned
Victoria International           1,166,221<FN1>                 61.3%
 Petroleum N.L.
4th Flr., Griffin Centre
28 The Esplanade
Perth 6000
Western Australia

Victoria Petroleum N.L.            1,166,221                    61.3%
4th Flr., Griffin Centre
28 The Esplanade
Perth 6000
Western Australia

Timothy L. Hoops                   1,279,765                    63.8%
P.O. Box 1079
Denver, CO 80201-1079

Robert J. Pett                     1,228,721                    62.8%
4th Flr., Griffin Centre
28 The Esplanade
Perth 6000
Western Australia

John T. Kopcheff                   1,250,221                    63.1%
4th Flr., Griffin Centre
28 The Esplanade
Perth 6000
Western Australia

<FN1>     Does not include unvested options to purchase 1,285,353 shares if certain undeveloped properties are successfully developed into proved producing properties. See CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

<FN2>     Victoria International Petroleum N.L. ("VIP"), the record holder of the shares, is a wholly owned subsidiary of Victoria Petroleum N.L. ("VP"), which is therefore deemed to be another beneficial owner of the shares. Resolute Samantha Limited, a publicly held Australian mining and natural resources company ("Resolute"), owns 29.77% of VP. Resolute disclaims beneficial ownership of the shares.

<FN3>     Includes 8,544 shares owned jointly by Mr. Hoops and his wife,
          Linda Sue Hoops. Includes vested options to purchase up to 105,000 shares granted to Mr. Hoops by the Compensation Committee of the Board of Directors pursuant to the Company's Nonqualified Stock Option Plan. See EXECUTIVE COMPENSATION.

<FN4>     Mr. Hoops is a director of VIP and of VP.  As a result, all shares held by VIP directly and VP indirectly are listed as indirectly held by Mr. Hoops.

<FN5>     Includes vested options to purchase up to 52,500 shares granted to Mr. Pett by the Compensation Committee of the Board of Directors pursuant to the Company's Nonqualified Stock Option Plan. See EXECUTIVE COMPENSATION.

<FN6>     Mr. Pett is the Chairman and a director of VIP and a director of
          VP. As a result, all shares held by VIP directly and VP indirectly are listed as indirectly held by Mr. Pett.

<FN7>     Includes vested options to purchase up to 80,000 shares granted to Mr. Kopcheff by the Compensation Committee of the Board of Directors pursuant to the Company's Nonqualified Stock Option Plan. See EXECUTIVE COMPENSATION.

<FN8>     Mr. Kopcheff is a director of VIP and VP.  As a result, all shares held by VIP directly and VP indirectly are listed as indirectly held by Mr. Kopcheff.


     The following table sets forth the number of shares beneficially owned on September 30, 1995 by the Company's executive officers and directors, and by all of the executive officers and directors as a group. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options within 60 days of such date.

                                               Shares of
                                              Common Stock
                                             Beneficially
Name and Address             Position(s)       Owned and
                              With the          Options          Percent
                              Company           Granted          Owned
Timothy L. Hoops          President, Chief   1,279,765            63.8%
P.O. Box 1079             Executive Officer  <FN1><FN2>
Denver, CO 80201-1079       and Director

Robert J. Pett             Chairman of       1,228,721            62.8%
4th Floor                 the Board and      <FN3><FN4>
Griffin Centre              Director
28 The Esplanade
Perth 6000
Western Australia

Mark A. Boatright         Vice President        12,000              *
9200 W. Cross Drive       -Finance, Chief       <FN5>
Suite 250                 Financial Officer
Littleton, CO 80123         and Director

John T. Kopcheff          Vice President     1,250,221            63.1%
4th Floor                 -International     <FN5><FN6>
Griffin Centre             and Director
28 The Esplanade
Perth 6000
Australia

Kenneth W. Nickerson         Director           13,000              *
12431 W. Alameda Dr.                            <FN5>
Lakewood, CO 80228

All Directors and
Executive Officers
as a Group (5 persons)                       1,450,765            67.1%

* Less than one percent (1.0%)

<FN1>     Mr. Hoops is a director of Victoria International Petroleum N.L.
          ("VIP") and of Victoria Petroleum N.L. ("VP"). As a result, all shares held by VIP directly and by VP indirectly are listed as indirectly held by Mr. Hoops.

<FN2>     Includes 8,544 shares owned jointly by Mr. Hoops and his wife,
          Linda Sue Hoops. Includes vested options to purchase up to 105,000 shares granted to Mr. Hoops by the Compensation Committee of the Board of Directors pursuant to the Company's Nonqualified Stock Option Plan. See EXECUTIVE COMPENSATION.

<FN3>     Mr. Pett is the Chairman and a director of VIP and a director of
          VP. As a result, all shares held by VIP directly and VP indirectly are listed as indirectly held by Mr. Pett.

<FN4>     Includes vested options to purchase up to 52,500 shares granted to Mr. Pett by the Compensation Committee of the Board of Directors pursuant to the Company's Nonqualified Stock Option Plan. See EXECUTIVE COMPENSATION.

<FN5>     Includes vested options to purchase up to 11,500 shares, 80,000 shares and 13,000 shares granted to Messrs. Boatright, Kopcheff and Nickerson, respectively, pursuant to the Company's
          Nonqualified Stock Option Plan. See EXECUTIVE COMPENSATION.

<FN6>     Mr. Kopcheff is a director of VIP and VP.  As a result, all shares held by VIP directly and VP indirectly are listed as indirectly held by Mr. Kopcheff.

                   EFFECT OF PRINCIPAL SHAREHOLDERS' VOTE

     The beneficial owners of five percent or more of the Company's Common Stock, together with the Company's executive officers and directors, have effective voting control over 1,450,765 shares, or 52.4%, of the outstanding Common Stock on a fully diluted basis. Accordingly, these principal shareholders and management could exercise voting control of the election of directors (subject to the effects of cumulative voting), the ratification of the selection of auditors and the amendment to the Stock Option Plan.

                            ELECTION OF DIRECTORS

     Five directors are to be elected to serve until the 1996 annual meeting of shareholders and until each of their successors shall have been elected and qualified. IT IS INTENDED THAT THE ENCLOSED PROXIES, UNLESS DIRECTED OTHERWISE, WILL BE VOTED FOR THE FOLLOWING NOMINEES, ALL OF WHOM ARE PRESENTLY DIRECTORS OF THE COMPANY AND HAVE BEEN NOMINATED FOR RE-ELECTION BY THE BOARD OF DIRECTORS.

     There is no arrangement or understanding between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director or nominee. The names of and certain information with respect to the persons nominated for election as directors are as follows:

     TIMOTHY L. HOOPS, age 39, was appointed President, Chief Executive Officer and Director on June 1, 1992. Mr. Hoops is a petroleum geologist with 14 years experience in the continental USA and Australia. Mr. Hoops has been Vice President and a Director of the Company's wholly owned subsidiary, Victoria Exploration, Inc., an independent oil and gas producer, since 1987. He has also been a Director of Victoria International Petroleum N.L. and of Victoria Petroleum N.L. since 1987. Mr. Hoops was Exploration Manager for Royal Resources Corporation, a publicly held Denver based company engaged in the exploration and development of oil and gas, from 1984 to 1987. Prior to 1984, Mr. Hoops was employed by Amoco Production, Cities Service and Santa Fe Energy.
Mr. Hoops is a 1979 graduate of the Colorado School of Mines, with a degree in geology. Mr. Hoops is the brother-in-law of Mr. Boatright.

     ROBERT J. PETT, age 48, was appointed as a Director on June 1, 1992 and Chairman of the Board on January 16, 1995. Mr. Pett served as Secretary from June 1, 1992 until December 16, 1992, as Vice President from November 1, 1992 until January 16, 1995, and as Treasurer from January 4, 1993 to January 16, 1995. Mr. Pett has been a director of Victoria International Petroleum N.L. since 1986. Mr. Pett has been Chairman of Victoria Petroleum N.L. for 11 years. He is currently Chairman of Resolute Samantha Limited, an Australian mining and natural resources company, which provides office facilities and administrative services to Victoria Petroleum N.L. on a pro-rata reimbursement of expenses basis. He is a Director of Sapphire Mines N.L., an Australian precious gem mining company, and President and a Director of Victoria Exploration, Inc., an independent oil and gas producer which is a wholly owned subsidiary of the Company. Mr. Pett holds a Masters Degree in Economics (Queens University, Canada).

     MARK A. BOATRIGHT, age 38, was appointed a Director on October 18, 1993, and as Vice President - Finance, Chief Financial Officer, Treasurer and Secretary on January 16, 1995. Mr. Boatright is President of Boatright and Associates, P.C., Certified Public Accountants.
Mr. Boatright has over 16 years experience in financial accounting and specializes in oil and gas accounting and international taxation.
Mr. Boatright currently acts as a consultant in international taxation and accounting for various oil and gas companies. He also is a certified financial planner for Regatta Financial Services, a registered investment advisory firm, and serves as a director of Irons Brewing Company. Prior to establishing his own accounting practice, Mr. Boatright was the tax manager for Bradley, Allen & Associates, P.C., Certified Public Accountants. Mr. Boatright is a 1979 cum laude graduate of the University of Colorado with a degree in finance. Mr. Boatright has been providing accounting and financial services to the Company since June, 1992. Mr. Boatright is the brother-in-law of Mr. Hoops.

     JOHN T. KOPCHEFF, age 47, was appointed as Vice President - International and a Director of the Company on January 16, 1995. Mr. Kopcheff is a geologist with 25 years experience in petroleum in Australia, Southeast Asia, United States, South America and the North Sea, both in field geological operations and management. Mr. Kopcheff has been a Director and Secretary of Victoria Exploration, Inc. since 1986, a Director of Victoria International Petroleum N.L. since 1986, and a Director of Victoria Petroleum N.L. since 1984. Prior to his appointment, he provided various services to the Company relating to the Company's international exploration activities on a consulting basis. He received a Bachelor of Science degree with honors from the University of Adelaide in 1970.

     KENNETH W. NICKERSON, age 75, is an independent petroleum and mineral geologist with over 47 years experience. He was appointed as a director of the Company on December 16, 1992. From 1981 until 1988, Mr. Nickerson served as President, Director and Chief Operating Officer of Royal Resources Corporation, a publicly held Denver based company engaged in the exploration and development of oil and gas. Since then Mr. Nickerson has worked as a consulting geologist for various energy companies.
Mr. Nickerson is a 1948 graduate of the Colorado School of Mines with a degree in geological engineering.

     In the event any one or more of the nominees shall be unable to serve as a director, votes will be cast, pursuant to the authority granted in the enclosed Proxy, for such person or persons as may be designated by the Board of Directors. The Board of Directors at this time is not aware of any nominee who is or will be unable to serve as director, if elected.

     None of the nominees are directors of any other company having a class of equity securities registered under the Securities Exchange Act of 1934, or any company registered under the Investment Company Act of 1940.

     The Board of Directors met two times during the fiscal year ended June 30, 1995, and also acted six times by unanimous written consent. The Company has an Audit Committee comprised of Messrs. Hoops, Nickerson and Boatright, which oversees the accounting controls for the Company. In fiscal 1995, the Committee met one time. The Company also has a Compensation Committee, which committee makes recommendations on executive compensation and selects those persons eligible to receive grants of options under the Company's Nonqualified Stock Option Plan and the Amended and Restated Incentive Stock Option Plan. Members of the Committee are Messrs. Nickerson and Boatright. The Committee acted five times in fiscal 1995 by unanimous written consent. The Company does not have a nominating committee.

                             EXECUTIVE OFFICERS

     Timothy L. Hoops is the President and Chief Executive Officer of the Company. Robert J. Pett is the Chairman of the Board, Mark A. Boatright is Vice President-Finance, Chief Financial and Accounting Officer, Treasurer and Secretary and John T. Kopcheff is Vice President-International. See ELECTION OF DIRECTORS. Denis I. Rakich and Lynnette
M. Carpenter are Assistant Secretaries of the Company, but they are not executive officers of the Company.

     There is no arrangement or understanding between any of the executive officers and any other persons pursuant to which he was or is to be selected as an officer, nor is there any family relationship between or among any executive officers, except that Mr. Boatright is the brother-in-law of Mr. Hoops.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 31, 1993, the Board of Directors authorized the exchange of 207,263 restricted shares of the Company's Common Stock for $466,343 in indebtedness owed to Victoria Exploration, Inc. ("VicX") effective January 1, 1994. Because the shares received were issued in a private, unregistered transaction, they cannot be publicly resold by VicX or its successors in interest until after the shares have been held for two years and then only in accordance with the other provisions of Securities Act Rule 144. The exchange rate for the transaction was approximately $2.25 per share. As a result of the transaction, VicX owned 380,913 shares, or 59% of the outstanding Common Stock at that time. The remaining debt owed to VicX after the transaction amounted to approximately $600,000.

     On June 10, 1994, the Company transferred 709,108 shares of its Common Stock and unvested options to acquire up to an additional 1,285,353 shares of that stock to Victoria International Petroleum N.L. ("VIP") in exchange for all of the outstanding shares of VicX. The shares of VicX were valued at $1,595,493, the aggregate value of the assets of VicX less certain undeveloped properties. The value of the Company's Common Stock in the exchange was an agreed upon value of $2.25 per share. At the time of the exchange the Company's Common Stock was being traded at prices between $1.75 and $2.00 per share. The options were given in consideration for certain undeveloped properties owned by VicX which the Company agreed to develop. These options will only vest to VIP if the undeveloped properties are successfully developed into proved producing properties by June 30, 1997. The options were granted on the formula of cash received by the Company from the undeveloped properties less the cash used to develop those properties plus 60% of the reclassified present value discounted at 10%, divided by $3.00 per share. The properties will be evaluated annually by a qualified independent evaluator to determine the number of options to be vested to VIP. Because certain of the officers and directors of the Company have similar positions with VicX and VIP, the Company's Board required as a condition to the transaction, and obtained, a written opinion from an independent firm experienced in oil and gas mergers and acquisitions that the transaction was fair from a financial point of view to the shareholders of the Company. All shares issued in this transaction were unregistered. Prior to the transaction, VicX transferred all of its holdings in the Company, 380,913 shares (59%) and its note receivable from the Company to VIP.

     In conjunction with the foregoing acquisition of undeveloped oil and gas properties from VicX, the Company issued a $1,000,000 note payable to VicX, which bore interest at the Norwest Bank Denver, N.A. prime rate with quarterly interest payments. In December 1992, the terms of a $58,500 unsecured short term note to VicX were conformed to the terms of the $1,000,000 note payable and the notes were combined. The note was secured by the oil and gas properties acquired from VicX. As noted above, the note was reduced to approximately $600,000 by the exchange of 207,263 shares of Common Stock for $466,343 in indebtedness owed to VicX on December 31, 1993. Also, as indicated above, VicX transferred the note to VIP on June 10, 1994. On December 27, 1994, prior to the December 31, 1994 maturity date of the note, the Company agreed to assign an unproved waterflood project (Rocky Butte) acquired in the foregoing June 1992 transaction to VIP in exchange for the surrender of indebtedness to VIP in the amount of approximately $600,000, thereby eliminating the note receivable from the Company to VIP.

     On November 8, 1994, VIP purchased 75,000 additional shares of Common Stock for $2.50 per share as part of a private placement of 550,000 shares by the Company, most of which was sold overseas. On June 26, 1995, VIP purchased 50,000 additional shares in the open market. In August 1995, VIP sold 48,800 shares. VIP's current shareholding interest in the Company is 61.3% (52.4% diluted for currently vested options).

     Mark A. Boatright has been providing accounting and financial services to the Company since June, 1992. Mr. Boatright was paid $20,230 in fiscal 1995 for his services, including $17,250 from the Company and $2,980 from VicX. On November 15, 1994, the Company entered into an agreement with Mr. Boatright whereby he would provide services to the Company and VicX through his company, Boatright & Associates, P.C. for $1,500 per month. The Board of Directors believes these fees are in line with industry standards.

     As a result of the Company's close relationship with its majority shareholder VIP, it has been afforded the opportunity to participate in various international oil and gas drilling opportunities located by VIP. In most cases, VIP has its own interest in the same drilling projects in which the Company agrees to participate and in some cases the Company has acquired its interest from VIP rather than directly from the operator or lead promoter of the prospects.

     To date, the Company has agreed to farm-in on four such international drilling permits, including one in Papua New Guinea and three in Western Australia. The Company earns a right to participate by sharing in the costs of data review, seismic and drilling. In addition to the benefit, if any, to VIP's interest in these permits resulting from the Company's agreement to share these costs, the Company has agreed to pay a 5% royalty to VIP on the Company's interest in any international permits referred to the Company by VIP which produce net revenues for the Company. The Company believes that this arrangement is fair and reasonable and that the potential compensation to VIP is no greater than the Company would have paid in an arms length transaction with an unrelated party who provided comparable services.


                           EXECUTIVE COMPENSATION

     The following sets forth in summary form the compensation received during each of the Company's last three complete fiscal years by the Chief Executive Officer of the Company. No other officers of the Company received salary, bonus or other annual compensation in total from the Company, in excess of $100,000.

                         Summary Compensation Table

                             Annual Compensation

NAME AND                 Fiscal    Salary<FN1>    Bonus     Options
PRINCIPAL POSITION        Year       ($)           ($)        (#)
Timothy L. Hoops         1995      $88,950          $0      40,000
 President, Chief        1994      $48,000<FN2>     $0      40,000
 Executive Officer,      1993      $24,000<FN2>     $0      25,000
 and Director

_______________________________

<FN1>     Until January of 1995, Mr. Hoops provided consulting services to the Company via a retainer agreement between the Company and his employer, Peak Resource Management, Inc. ("Peak) which fees are set forth under the salary column above. Beginning January 1, 1995, Mr. Hoops became an employee of the Company and, in that capacity, provides services to the Company and the Company's wholly owned subsidiary, Victoria Exploration, Inc. ("VicX").

<FN2>     Peak also received $54,900 in consulting fees from VicX on account of services provided to VicX by Mr. Hoops for the year ended June 30, 1994, and $54,900 for the year ended June 30, 1993, which are not included in the salary column above.

     The named executive officer received no additional compensation other than noted above the aggregate amount of which was the lesser of either $50,000 or 10% of the total of annual salary, bonus and consulting fees reported for the executive officer.

     The Company reimburses its officers and directors for ordinary and necessary business expenses incurred by them on behalf of the Company.

     It is anticipated that, in fiscal 1996, Mr. Hoops will be paid a salary of $75,000 for services rendered to the Company and VicX plus retirement and health benefits. Payment for his services from July 1, 1994 through December 31, 1994 was made through his employer, Peak Resource Management, Inc. Since January 1, 1995, Mr. Hoops has been paid as an employee of the Company. Mr. Hoops also expects to receive approximately $21,500 in consulting fees from Victoria Petroleum N.L. ("Victoria") and companies owned by Victoria for services provided to those companies in fiscal 1996. In fiscal 1995, those consulting fees amounted to $9,000. In addition, Mr. Hoops received fees as a director of Victoria in the amount of Australian $5,000 for fiscal 1995 and he expects to receive the same in 1996. Resolute Samantha Limited, a publicly held Australian mining and natural resources company, owns 29.77% of Victoria, which indirectly owns 61.3% of the Company.

              Option Grants for Fiscal Year Ended June 30, 1995

                                        % of Total
                                        Options Granted     Exercise or
                         Options        in Fiscal Year      Base
Name                     Granted        to Date             ($/share)
Timothy L. Hoops          40,000         31%                 $1.875
  President, Chief
  Executive Officer
  and Director

Robert J. Pett            20,000         15%                 $1.875
  Chairman of
  the Board
  and Director

Mark A. Boatright          5,000          4%                  $4.00
  Vice President -
  Finance, Chief
  Financial Officer
  and Director

John T. Kopcheff          40,000         31%                 $1.875
  Vice President -
  International
  and Director

Kenneth W. Nickerson       5,000          4%                  $4.00
  Director

Denis I. Rakich            7,500          6%                 $1.875
  Assistant Secretary

Lynnette M. Carpenter      5,000          4%                 $1.875
 Assistant Secretary

                                             Potential Realizable Value at
                                                Assumed Annual Rates of
                                               Stock Price Appreciation
                         Expiration                 for Option Term
Name                       Date              5%($)<FN1>       10%($)<FN2>
Timothy L. Hoops          6/20/05             $47,252         $119,252
  President, Chief
  Executive Officer
  and Director

Robert J. Pett            6/20/05             $23,626          $59,626
  Chairman of
  the Board
  and Director

Mark A. Boatright         9/30/04             $12,600          $31,800
  Vice President -
  Finance, Chief
  Financial Officer
  and Director

John T. Kopcheff          6/20/05             $47,252         $119,252
  Vice President -
  International
  and Director

Kenneth W. Nickerson      9/30/04             $12,600          $31,800
  Director

Denis I. Rakich           6/20/05              $8,860          $22,360
  Assistant Secretary

Lynnette M. Carpenter     6/20/05              $5,907          $14,907
 Assistant Secretary

<FN1>     This column represents the potential realizable value of each grant of options, based on the assumption that the market price of shares of Common Stock underlying the options will appreciate in value from the date of the grant to the end of the option term at the annual rate of five percent.

<FN2>     This column represents the potential realizable value of each grant of options, based on the assumption that the market price of shares of Common Stock underlying the options will appreciate in value from the date of the grant to the end of the option term at the annual rate of ten percent.

       Aggregated Option Exercises For Fiscal Year Ended June 30, 1995
                         and Year End Option Values

                                      Shares
                                     Exercised            Value
                                   during fiscal         Realized
Name                               year to date(#)         ($)
Timothy L. Hoops                        0                   0
  President, Chief
  Executive Officer,
  and Director

Robert J. Pett                          0                   0
  Chairman of the
  Board and Director

Mark A. Boatright                       0                   0
  Vice President -
  Finance, Chief
  Financial and
  Accounting Officer
  and Director

John T. Kopcheff                        0                   0
  Vice President -
  International and
  Director

Kenneth W. Nickerson                    0                   0
  Director

Denis I. Rakich                         0                   0
  Assistant Secretary

Lynnette M. Carpenter                   0                   0
  Assistant Secretary


                                    Number of           Value of
                                   Securities          Unexercized
                                   Underlying          In-the-Money-
                                   Options at          Options at
                                  June 30, 1995       June 30, 1995
Name                                (#)<FN1>           ($)<FN2>
Timothy L. Hoops                  25,000/80,000         $7,813/0
  President, Chief
  Executive Officer,
  and Director

Robert J. Pett                    12,500/40,000         $3,906/0
  Chairman of the
  Board and Director

Mark A. Boatright                    0/6,500               $0
  Vice President -
  Finance, Chief
  Financial and
  Accounting Officer
  and Director

John T. Kopcheff                    0/80,000               $0
  Vice President -
  International and
  Director

Kenneth W. Nickerson               1,500/6,500           $469/0
  Director

Denis I. Rakich                   12,500/27,500         $3,906/0
  Assistant Secretary

Lynnette M. Carpenter             1,250/10,000           $391/0
  Assistant Secretary

<FN1>     All unexercised options are exercisable.

<FN2>     For all unexercised options held as of June 30, 1995, the
          aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. The price used to calculate these figures is the average of the Bid and Ask prices as of June 30, 1995, which was $1.625 per share. However, since the underlying shares are restricted stock, the actual value cannot be determined. See PROPOSAL TO AMEND NONQUALIFIED STOCK OPTION PLAN.

Amended and Restated Stock Incentive Plan

     In December 1992, the Company adopted its 1993 Amended and Restated Incentive Stock Option Plan (the "Incentive Plan") which provides for the grant of Common Stock purchase options to key employees of the Company. The Incentive Plan is currently administered by a committee (the "Compensation Committee") composed of two disinterested directors of the Company, namely Kenneth W. Nickerson and Mark A. Boatright. Messrs. Nickerson and Boatright are not eligible to receive options under the Incentive Plan. Options granted under the Incentive Plan may provide for an exercise period of up to ten years and must provide for an exercise price of at least 100% of the fair market value of the underlying Common Stock on the date of grant, except that if the grantee is a 10% shareholder, the exercise period may not exceed five years and the exercise price must be at least 110% of the fair market value on the date of grant.

     Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the person to whom they are granted, may be exercised only by such person or such person's guardian or legal representative.

     The Compensation Committee may suspend, terminate or make amendments to the Incentive Plan that it deems advisable, except that it may not, without approval by the Company's shareholders, (i) increase the maximum number of shares for which options may be granted except for adjustments as provided in the Incentive Plan, (ii) extend the term of the Incentive Plan, (iii) change the method of determining the minimum price specified in an option, or (iv) change the class of employees to whom options may be granted under the Incentive Plan. No option may be granted under the Incentive Plan after June 30, 1997.

     The maximum number of shares of Common Stock that may be issued under the Incentive Plan is 36,000 shares. The Incentive Plan will terminate on July 1, 1997, as originally provided by the 1987 Stock Incentive Plan before it was amended and restated. As of the date of this Proxy Statement, there are currently no outstanding incentive stock options under the Incentive Plan.

Nonqualified Stock Option Plan

     The Company also has a Nonqualified Stock Option Plan which is proposed to be amended, the terms of which are described below under PROPOSAL TO AMEND THE NONQUALIFIED STOCK OPTION PLAN.

                            KESTREL ENERGY, INC.
                     BOARD COMPENSATION COMMITTEE REPORT
                          ON EXECUTIVE COMPENSATION

               Compensation Policies Toward Executive Officers

     The Compensation Committee's executive compensation polices are designed to provide competitive levels of compensation through a combination of base level compensation, incentive stock options and cash bonus awards.

     President's Compensation: Until January of 1995, the President of the Company provided services to the Company via a retainer agreement with his employer, Peak Resources Management, Inc. At that time, Mr. Hoops became an employee of the Company and began providing services to the Company and its newly acquired subsidiary, Victoria Exploration, Inc. ("Victoria"), in that capacity for the first time. Because Mr. Hoops had separately provided consulting services to both the Company and Victoria prior to that time, the Compensation Committee felt it was necessary to adjust his compensation from the Company to reflect the combined workload, increasing his salary to $88,950.

     The Committee reviews the President's performance periodically and reports to the Board of Directors on its evaluation of that performance. The Committee does not believe that it is reasonable, necessary or appropriate for such a small company to require or establish a direct or fixed relationship between the Company's financial performance and the Chief Executive Officer's compensation. The Committee instead considers a number of factors in making a subjective determination as to the compensation of the Chief Executive Officer, including determinations as to the level of salary, options and benefits: quality of service provided, amount of time devoted to the Company's business, level of expertise, dedication to the Company and its best interests, general management abilities and the Company's operational and financial performance.

     In fiscal 1995, the Committee noted that Mr. Hoops' efforts on behalf of the Company increased even more than had previously been anticipated from the combination of Victoria and the Company. In particular, Mr. Hoops, aided by John Kopcheff and others, raised $1,365,336 for the Company in U.S. and overseas offerings of its common stock. Mr. Hoops also was heavily involved in connection with the Company's acquisition of international drilling permits and its heightened investor relations program in 1995, both of which required considerable efforts on his part in addition to his duties managing the Company's and Victoria's day to day business.

     Notwithstanding the substantial increase in Mr. Hoops' efforts on behalf of the Company, the Committee has, for the time being, left his compensation unchanged. While his fiscal 1996 salary has been set at $75,000, as part of a restructuring of his benefit package, the total compensation is substantially equivalent to the $88,950 he received in fiscal 1995. In this regard, the Committee noted that most of the Company's operating losses in fiscal 1995 were the result of dry hole drilling costs and a one time non-cash charge to earnings. The Committee continues to believe that the performance related compensation, such as stock options and cash bonuses, should be the primary source of motivation for Mr. Hoops and the Company's other officers instead of annual adjustments based on recent operating results.

     Stock Options: Stock options are granted to key personnel of the Company by the Compensation Committee as a means of providing an equitable long term incentive to the Company's personnel. The Compensation
Committee believes that stock options encourage performance by the Company's executive officers and align the interests of the Company's personnel with the interests of the Company's shareholders.

     During the 1995 fiscal year, each Compensation Committee member received an automatic grant of options to purchase 5,000 shares pursuant to the 1993 Nonqualified Stock Option Plan. On June 20, 1995, the Compensation Committee granted 40,000 options to the Company's President, 20,000 options to the Company's Chairman of the Board, 40,000 options to the Company's Vice President-International, 5,000 options to each of the Company's First and Second Assistant Secretaries. All options were granted at the fair market value on the date of grant. The award of these options was in accordance with the above stated policy of the Compensation Committee and the terms of the 1993 Nonqualified Stock Option Plan. The large awards to Messrs. Hoops and Kopcheff were made in recognition of their substantial efforts during the year working on the Company's international drilling program.

     Cash Bonus Awards: No cash bonus awards were paid to any executive officer during fiscal 1995, although cash bonuses remain a possible way to reward the Company's officers for any positive results in fiscal 1996 resulting from their exceptional efforts in fiscal 1995 and 1996.

June 30, 1995                           Compensation Committee Of
                                        The Board of Directors

                                        Kenneth W. Nickerson
                                        Mark A. Boatright



                           DIRECTORS' REMUNERATION

     Directors are not paid any remuneration for attendance at meetings of the Board. Any director who serves on the Compensation Committee automatically receives 5,000 options each September 30 pursuant to the 1993 Nonqualified Stock Option Plan. On September 30, 1994, both Messrs. Boatright and Nickerson, as members of the Compensation Committee, received fully vested options to purchase 5,000 shares of Common Stock at an exercise price of $4.00 per share, the fair market value on the date of grant. The options are exercisable for ten years from the date of grant. No other options were awarded to members of the Compensation Committee during fiscal 1995. See PROPOSAL TO AMEND NONQUALIFIED STOCK OPTION PLAN below.

     Mr. Hoops received 40,000 fully vested options, Mr. Pett received 20,000 fully vested options, and Mr. Kopcheff received 40,000 fully vested options to purchase Common Stock on June 20, 1995. The options are exercisable for ten years from the date of grant at an exercise price of $1.875, the fair market value on the date of grant.

                              PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in the cumulative total shareholder return for (i) the Company, (ii) the MG Industry Group 353 - Oil and Natural Gas Exploration, (iii) the NASDAQ Market Index and (iv) the Standard and Poor's 500 Composite Index. The MG Industry Group 353 consists of approximately 136 companies involved in the oil and gas industry, including the Company.

                               5 Year Cumulative Total Return

                                     Fiscal Year Ending
                      1990     1991     1992     1993     1994     1995
Kestrel Energy      100.00   100.00    79.87   351.44   191.69    87.86
MG Industry Group   100.00    83.40    79.47    90.50    94.07   103.88
NASDAQ Index        100.00   107.40   121.81   138.44   140.39   176.99
S&P 500 Index       100.00    94.22   101.52   124.62   136.66   160.27


The performance graph for the Company's 1994 annual meeting of shareholders compared the yearly percentage changes in the cumulative total shareholder return for (i) the Company, (ii) the MG Industry Group 353 - Oil and Natural Gas Exploration and (iii) the Standard and Poor's 500 Composite Index. Insofar as the Company is listed on NASDAQ and not included in the Standard and Poor's 500 Composite Index, the NASDAQ composite index was deemed a more appropriate comparison for the Company than the Standard and Poor's 500 Composite Index. Going forward, the Standard and Poor's 500 Composite Index will no longer be used and such index is included in the performance graph above for transition purposes only. The information contained in this graph was compiled by the Company and by Media General Financial Services of Richmond, Virginia. The Company will provide a list of the companies included in the various indices upon the written request of any shareholder.

    * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *


                        RATIFICATION OF SELECTION OF
                 INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

     KPMG Peat Marwick was appointed by the Board of Directors as the Company's independent certified public accountants and auditors on December 4, 1987. The decision was based upon a comparison of the services and fee arrangements offered by various accounting firms and an evaluation by the Board of Directors.

     Although ratification by shareholders of the selection of KPMG Peat Marwick is not required by the Colorado Business Corporation Act, or by the Company's Articles of Incorporation, as amended, or Bylaws, the Board of Directors believes that a decision of this nature should be confirmed by the Company's shareholders. Accordingly, shareholders are being asked to consider ratification of the selection of KPMG Peat Marwick for the fiscal year ending June 30, 1996. If a significant number of shares are voted against the ratification of this selection, or if the Board of Directors determines that the fees proposed to be charged by KPMG Peat Marwick are unreasonable for the Company under the circumstances, the Board of Directors will reconsider the selection for the fiscal year ending June 30, 1996.

     It is expected that KPMG Peat Marwick will have a representative at the Annual Meeting who will be given the opportunity to make any statement deemed necessary and will be available to answer questions.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                 "FOR" THE RATIFICATION OF THE SELECTION OF
                    KPMG PEAT MARWICK AS THE INDEPENDENT
             CERTIFIED PUBLIC ACCOUNTANTS AND AUDITORS FOR THE
                      FISCAL YEAR ENDING JUNE 30, 1996

  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                              PROPOSAL TO AMEND
                       NONQUALIFIED STOCK OPTION PLAN

     The 1993 Nonqualified Stock Option Plan (the "NQSO Plan") was adopted by the Company in December of 1992 and amended in March 1995. The NQSO Plan was prepared to be in compliance with rules promulgated by the Securities and Exchange Commission and to qualify the NQSO Plan under the Commission's Rule 16b-3. It is now proposed to approve an amendment to increase the number of shares of Common Stock authorized for issuance pursuant to the NQSO Plan from 500,000 shares to 750,000 shares.

     The Company believes that an increase in the number of options available for grant is important to provide flexibility to the Compensation Committee in its administration of the NQSO Plan, to encourage stock ownership by employees and management and to permit the Compensation Committee and the Board of Directors to continue to provide incentives to promote the financial success and progress of the Company, without the expenditure of the Company's limited cash or other liquid resources, which are being preserved for the Company's expanded international oil exploration efforts and its planned development of its domestic oil and gas properties.

     Below is a summary description of the NQSO Plan, as proposed to be amended.

     Administration

     The Compensation Committee of the Board of Directors of the Company administers the NQSO Plan and the Company's Incentive Plan. Presently, the members of the Compensation Committee are Kenneth W. Nickerson and Mark A. Boatright, each of whom is a "disinterested person" within the meaning of Rule 16b-3. In order to qualify as a disinterested person, a director appointed to the Committee cannot have received any discretionary options within a year prior to his appointment to the Committee and would not be eligible to receive options, other than formula options granted to Committee members, during his or her membership on the Committee. Subject to the terms of the NQSO Plan, as amended, the Compensation Committee has the authority to determine to whom options will be granted, the number of shares covered by each such grant, the exercise price per share, the time or times at which options will be granted, and other terms and provisions governing the options. The interpretation or construction by the Compensation Committee of the NQSO Plan or any option granted under it will be final. The NQSO Plan has a term of ten (10) years from the date of adoption by the shareholders, unless sooner terminated by the Compensation Committee.

     Underlying Securities

     The securities underlying the options under the NQSO Plan are shares of the Company's Common Stock. Pursuant to the NQSO Plan, as amended, the maximum number of shares of Common Stock that may be issued upon exercise shall not exceed 750,000 shares, an increase of 250,000 shares. The market value of the total shares authorized as of September 30, 1995 was $7,369,669. The market value on that date of the shares added by the amendment was $968,750.

     Eligible Employees and Others

      All employees, officers, directors, consultants and advisors of the Company will be eligible to receive options under the NQSO Plan; except that consultants and advisors will be eligible only if they provide bona fide services that are not rendered in connection with the offer or sale of securities in a capital-raising transaction. The purpose of the NQSO Plan is to provide a stock option compensation plan that provides more flexibility to the Company than an incentive stock (within the meaning of Section 422 of the Internal Revenue Code (the "Code)). As of September 30, 1995, the Company had 6 employees and other persons eligible to receive options. Members of the Compensation Committee, which also administers the Incentive Plan, are eligible to receive options under the NQSO Plan, but their grants are governed by special rules as described below. Options granted under the NQSO Plan are nonqualified options.

     As previously noted, the Compensation Committee has authority to specify the exercise price of options other than options granted to Committee members, provided that the exercise price must be at least 50% of the fair market value of the Common Stock per share on the date of grant.

     Option Grants to Committee Members

     The Compensation Committee has no discretion to determine the amount, price or timing of grants to members of the Committee. Grants of options to Committee members will automatically be made once a year on September 30 of each year. Grants to Committee members are for 5,000 options per Committee member per year and the exercise price is 100% of the market price of the Common Stock on the date of grant. The directors are not paid any remuneration for attendance at meetings of the Board or of the Compensation Committee.

     Option Price and Duration

     Upon exercise of an option, the purchase price may be paid (i) in cash, (ii) by certified or cashier's check, (iii) with shares of the Company's issued and outstanding Common Stock, if permitted by the Compensation Committee, or (iv) by any other means permitted by the Compensation Committee, in its discretion, after determination that such means are consistent with all applicable laws. The Compensation Committee also has authority to fix the terms of options, not to exceed ten (10) years.

     Nontransferability of Options

     Options are not transferable other than by will or the laws of descent and distribution.

     Current Stock Option Grants

     Of the 500,000 shares of no par value Common Stock reserved for the NQSO Plan, 325,250 have already been granted. With the proposed increase in reserved shares to 750,000 shares, 424,750 shares will be available for future option grants.

     On December 31, 1992 each of the then outside directors, Steven A. Roitman, Kenneth W. Nickerson and Kingsley W. Roth, were automatically granted options to purchase 1,500 shares at an exercise price of $3.125 per share. On February 12, 1993, the Compensation Committee granted options to Timothy L. Hoops, 25,000 shares, Robert J. Pett, 12,500 shares, Denis I. Rakich, 12,500 shares, and Lynnette M. Carpenter, 1,250 shares, at an exercise price of $1.3125 per share. On October 18, 1993, the Compensation Committee granted options to purchase 1,500 shares at an exercise price of $4.625 per share to Kingsley W. Roth who resigned as a director on that date. On December 31, 1993 each of the members of the Compensation Committee, Kenneth W. Nickerson and Mark A. Boatright, were automatically granted options to purchase 1,500 shares at an exercise price of $3.625. Although Steven A. Roitman resigned as a Director on December 20, 1993, he was retained as a consultant to the Company and was also granted 1,500 shares at an exercise price of $3.625 as of December 31, 1993. On March 16, 1994, the Compensation Committee granted options to Timothy L. Hoops, 40,000 shares, Robert J. Pett, 20,000 shares, Denis I. Rakich, 20,000 shares, Lynnette M. Carpenter, 5,000 shares, and John T. Kopcheff, 40,000 shares, at an exercise price of $2.875 per share. On September 30, 1994, each of the members of the Compensation Committee, Kenneth W. Nickerson and Mark A. Boatright, were automatically granted options to purchase 5,000 shares at an exercise price of $4.00. On June 20, 1995, the Compensation Committee granted options to Timothy L. Hoops, 40,000 shares, Robert J. Pett, 20,000 shares, John T. Kopcheff, 40,000 shares, Denis I. Rakich, 7,500 shares, and Lynnette M. Carpenter, 5,000 shares at an exercise price of $1.875 per share. On September 30, 1995, each of the two members of the Compensation Committee, Kenneth W. Nickerson and Mark A. Boatright, were automatically granted options to purchase 5,000 shares at an exercise price of $3.875 per share.

     Certain Federal Income Tax Consequences

     The Company has been advised that under current law the principal federal income tax consequences to participants and the Company of options granted under the NQSO Plan should generally be as set forth in the following summary.

     An individual to whom a nonqualified stock option is granted will recognize no income at the time of the grant of such option. When such optionee exercises the option, he will recognize ordinary compensation income equal to the difference, if any, between the fair market value of the common shares he receives and the option price for such shares. If, however, such shares are subject to a substantial risk of forfeiture or transfer restrictions, as will be the case in respect of such shares issued to persons who are subject to liability under Section 16(b) of the Securities Exchange Act of 1934, income will not be recognized until such time as the risk of forfeiture or transfer restrictions terminate and the amount of such income will be based upon the fair market value of such shares at such time. In addition, any dividends paid on such shares that are subject to risk of forfeiture or transfer restrictions will be taxable as ordinary compensation income. By filing an election with the Internal Revenue Service under Section 83(b) of the Revenue Code no later than 30 days after the date of purchase of such shares (a "Section 83(B) election"), a person subject to risk of forfeiture or transfer restrictions may elect to be taxed at the time of exercise of such option.

     The tax basis of such shares to such optionee will be equal to the option price paid plus the amount includable in his gross income, and his holding period for such shares will commence on the date on which he recognizes taxable income in respect of such shares or, if he has made a
Section 83(b) election, on the day after such shares are transferred.

     Subject to the applicable provisions of the Revenue Code and regulations thereunder, the Company will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee in the Company's taxable year when such income is recognized by such optionee.

     The discussion set forth above does not purport to be a complete analysis of all potential tax effects relevant to recipients of options or the Company. It is based solely on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

     New Plan Benefits

     The actual benefits available under the NQSO Plan to the executive officers is indeterminable at this time as options are awarded at the discretion of the Compensation Committee. The members of the Compensation Committee, one non-executive officer director and one executive officer-director, are eligible to receive automatic grants of options to purchase 5,000 shares on September 30th of each year, with their next grant to occur on September 30, 1996. The amounts of options awarded by the Compensation Committee to the executive officers and directors in fiscal 1995 appear in the Option Grant Table in the section on Executive Compensation.

                     1993 Nonqualified Stock Option Plan

Name and Position                  Dollar Value ($)    Number of Units
Timothy L. Hoops, President,            -0-                  -0-
  Chief Executive Officer

Executive Group (4 persons)        $19,375<FN1>             5,000

Non-Executive Director
  Group (1 person)                 $19,375<FN1>             5,000

Non-Executive Officer
  Employee Group (2 persons)            -0-                  -0-
____________________

<FN1>     While the options were granted at fair market value on September
          30, 1995, the value of the options is shown as an amount equal to the exercise price times the number of options granted.

     The amendment to increase the number of shares authorized for issuance under the NQSO Plan requires the affirmative vote of the majority of the shares represented in person or by proxy. Only those votes cast FOR the proposal will be counted as affirmative votes. Abstentions and broker non-votes will be counted for purposes of establishing a quorum and for purposes of determining the number of votes required to approve the proposal. Abstentions and broker non-votes will not be counted as affirmative votes and will have the same legal effect as votes "against" the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1993 NONQUALIFIED STOCK OPTION PLAN.


                   ANNUAL REPORT AND FINANCIAL STATEMENTS

     The Company's annual report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended June 30, 1995, which contains audited financial statements of the Company, and which is being utilized as the annual report to shareholders for the fiscal year ended June 30, 1995, accompanies this Proxy Statement. Copies of the numerous exhibits to that Form 10-K are available from the Company upon written request of a shareholder to Timothy L. Hoops, President, 999 18th Street, Suite 1100, Denver, Colorado 80202 and payment of the Company's out-of-pocket expenses therefor.

                DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                 FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS

     Any proposal by a shareholder intended to be presented at the Company's 1996 annual meeting of shareholders must be received at the offices of the Company, 999 18th Street, Suite 1100, Denver, Colorado 80202, not later than June 30, 1996.

                                OTHER MATTERS

     The Board of Directors knows of no other matter to be brought before the shareholders' meeting. If other matters properly come before the meeting, holders of Proxies solicited and received hereunder will vote in their best judgment.

                               INSIDER REPORTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company on Section 16(a) forms and to furnish the Company with copies thereof. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 1995, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were complied with one exception. Victoria International Petroleum N.L. failed to timely file one report for one transaction. The June 1995 acquisition by Victoria of additional shares of the Company's Common Stock which should have been reported in July 1995, was not reported until August 1995.

                                  APPENDIX

                                 PROXY CARD


                                    PROXY

                            Kestrel Energy, Inc.
                         999 18th Street, Suite 1100
                           Denver, Colorado 80202

         This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Timothy L. Hoops and Lynnette M. Carpenter as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Kestrel Energy, Inc. held of record by the undersigned on October 24, 1995 at the annual meeting of shareholders to be held on December 12, 1995 any adjournment thereof.

1.   TO ELECT FIVE DIRECTORS
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below
     [ ]  FOR all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below. To cumulate votes for any individual nominee, write in the number of cumulative votes to be cast opposite such nominee's name. For an explanation of cumulative voting, see "VOTING OF SHARES" IN THE ENCLOSED PROXY STATEMENT.)

                      Cumulative                       Cumulative
Nominee                  Votes     Nominee                Votes
Timothy L. Hoops      ----------   Robert J. Pett      ----------

                      Cumulative                       Cumulative
Nominee                  Votes     Nominee                Votes
Kenneth W. Nickerson  ----------   Mark A. Boatright   ----------

                      Cumulative
Nominee                  Votes
John T. Kopcheff      ----------

2. TO APPROVE AND RATIFY THE SELECTION OF KPMG PEAT MARWICK AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND AUDITORS FOR THE YEAR ENDING JUNE 30, 1996.

     FOR  [ ]            AGAINST  [ ]           ABSTAIN  [ ]


3. TO APPROVE AN AMENDMENT TO THE 1993 NONQUALIFIED STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN.
     FOR  [ ]            AGAINST  [ ]           ABSTAIN  [ ]


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3 above.

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated ------------, 1995           -------------------------------
                                   Signature


                                   ------------------------------
                                   Signature if held jointly

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                  APPENDIX


                     1993 NONQUALIFIED STOCK OPTION PLAN

                            KESTREL ENERGY, INC.
                     1993 NONQUALIFIED STOCK OPTION PLAN
                        as amended December 12, 1995


     Section 1. PURPOSE. The purpose of the Kestrel Energy, Inc. (the "Company") 1993 Nonqualified Stock Option Plan (the "Plan") is to provide incentives for selected persons to promote the financial success and progress of the Company by granting such persons options to purchase shares of stock of the Company ("Option").

     Section 2.   GENERAL PROVISIONS OF THE PLAN.

                  A. Administration. The Plan shall be administered by a committee comprised of two more directors designated by the Board of Directors of the Company (the "Committee"). Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any action of the Committee shall be taken by majority vote or the unanimous written consent of the Committee members.

                  B. Authority of the Committee. Subject to other provisions of the Plan, and with a view towards furtherance of its purpose, the Committee shall have sole authority and absolute discretion:

                       1.  to construe and interpret the Plan;

                       2.  to define the terms used herein;

                       3. to prescribe, amend and rescind rules and regulations relating to the Plan;

                       4. to determine the persons to whom Options shall be granted under the Plan;

                       5. to determine the time or times at which Options shall be granted under the Plan;

                       6. to determine the number of shares subject to each Option, the price and the duration of each Option;

                       7.  to determine all of the other terms and
conditions of Options; and

                       8. to make all other determinations necessary or advisable for the administration of the Plan and to do everything necessary or appropriate to administer the Plan.

All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

                  C. Number of Shares Subject to the Plan. The aggregate number of shares of common stock subject to the Plan shall be 750,000, subject to adjustment as provided in the Plan. If any Options granted under the Plan expire or terminate for any reason before they have been exercised in full, the unpurchased shares shall again be available for the purposes of the Plan.

                  D. Eligibility and Participation. Subject to the terms of the Plan, Options may be granted only to such employees, officers, directors, consultants and advisors of the Company as the Committee shall select from time to time in its sole discretion; provided, however, that consultants and advisors shall be eligible only if they provide bona fide services that are not rendered in connection with the offer or sale of securities in a capital-raising transaction. A person may be granted more than one Option under the Plan. Furthermore, notwithstanding any contrary provision of the Plan, the Committee shall have no discretion to determine the amount, price or timing of grants hereunder to Committee members. All grants to Committee members hereunder shall be made in accordance with Section 6 hereof.

                  E. Effective Date of Plan. The Plan shall be submitted to the shareholders of the Company for their approval and adoption at a meeting to be held on or about December 16, 1992, or at any adjournment thereof. The Plan shall be effective upon approval and adoption by the shareholders.

                  F. Termination and Amendment of Plan. The Plan shall terminate ten years after the date on which the shareholders approve the Plan, unless sooner terminated by the Committee. No Options shall be granted under the Plan after that date. Subject to the limitation contained in paragraph H. of the General Provisions, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Options to be used hereunder, provided that no amendment or revision shall be made without shareholders' approval which
(i) increases the aggregate number of shares that may be sold pursuant to Options granted under the Plan, except as permitted under paragraph G. of the General Provisions; (ii) changes the minimum purchase price for shares under the Plan; (iii) permits the granting of an Option to any person other than as provided in paragraph D. of the General Provisions; or
(iv) materially increases the benefits accruing to participants under the Plan. In addition, the provisions of Section 6 hereof relating to the amount, price and timing of grants to Committee members of the Company shall not be amended more than once every six months, other than to comport with changes, if applicable, in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

                  G. Adjustments. If the outstanding shares of the Company's common stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the aggregate number and kind of shares reserved to the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option.

                  H. Prior Options and Obligations. No amendment, suspension or termination of the Plan shall, without the consent of the person who has received an Option, alter or impair any of that person's Options or rights or obligations under any Option granted under the Plan prior to that amendment, suspension or termination.

                  I. Privileges of Stock Ownership. Notwithstanding the exercise of any Option granted hereunder, no person shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon the exercise of his or her Option until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any Option until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

                  J. Reservation of Shares of Common Stock. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of its common stock as shall be sufficient to satisfy the requirements of the Plan. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue shares of common stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance of the stock as to which the requisite authority shall not have been obtained.

                  K. Tax Withholding. The exercise of any Option is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.

     Section 3.   OPTION TERMS AND CONDITIONS.   The terms and conditions
of Options granted under the Plan may differ from one another as the Committee shall in its discretion determine so long as all Options granted under the Plan satisfy the requirements of the Plan.

     Section 4. DURATION OF OPTIONS. Each Option granted hereunder shall expire on the date fixed by the Committee, which shall be not later than ten years after the date of grant. In addition, each Option shall be subject to early termination as provided in the Plan.

     Section 5. OPTION PRICE. The option price for shares acquired pursuant to the exercise of any Option, in whole or in part, shall be determined by the Committee at the time of grant. Such option price may be less than the market price of the Company's common stock on the date of grant, but in no event shall the option price be less than fifty percent (50%) of the fair market value of the shares on the date of grant. The foregoing notwithstanding, the option price of Options granted to Committee members shall be 100% of the market price of the Company's common stock on the date of grant.

     Section 6. GRANTS TO COMMITTEE MEMBERS. Notwithstanding any contrary provision hereof, the Committee shall have no discretion to determine the amount, price or timing of grants of Options to Committee members. Grants of Options hereunder to Committee members shall be made once in each calendar year and shall be granted on September 30th of each year. Grants to Committee members shall be for 5,000 shares per director per year and the exercise price shall be 100% of the market price of the Company's common stock on the date of grant.

     Section 7. LIMITATIONS ON ACQUIRING VOTING STOCK. No optionee who is not an officer or director of the Company is eligible to receive or exercise any Option which, if exercised, would result in that person's holding beneficially or of record in excess of 5% of the outstanding voting stock of the Company.

     Section 8. EXERCISE OF OPTIONS. Each Option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative, as determined by the Committee. No Option may be exercised for a fraction of a share of common stock. The option price shall be paid at the time of exercise of the Option (i) in cash; (ii) by certified or cashier's check; (iii) with shares of the Company's issued and outstanding common stock if permitted by the Stock Option Committee; or (iv) by any other means permitted by the Committee in its discretion after determination that such means are consistent with all applicable laws and regulations. If any portion of the purchase price at the time of exercise is paid in shares of common stock, those shares shall be tendered at their then fair market value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if at the time the determination of fair market value is made, those shares are admitted to trading on a national securities exchange for which sale prices are regularly reported, the fair market value of those shares shall not be less than the lower of (i) the mean between the closing bid and asked prices reported for, or (ii) the last trade price of a 100-share lot of, the common stock on that exchange on the day or most recent trading day preceding the date on which the determination of fair market value is made. For purposes of the preceding sentence, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and over-the-counter market.

     Section 9. ACCELERATION OF OPTIONS. Notwithstanding the first sentence of Section 8 hereof, if the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any Option granted pursuant to the Plan shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no Option shall be immediately exercisable under this Section on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 9 is not consummated, but rather is terminated, cancelled or expires, the Options granted pursuant to the Plan shall thereafter be treated as if that agreement had never been entered into.

     Section 10. WRITTEN NOTICE REQUIRED. Any Option granted pursuant to the Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company.

     Section 11. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any Option granted under the Plan unless the exercise of that Option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Further, each Optionee shall consent to the imposition of a legend on the certificate representing the shares of common stock issued upon the exercise of the Option restricting their transferability as may be required by law, the Option, or by the Plan.

     Section 12. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Committee, must agree in writing as a condition of the granting of his or her Option, to remain in the employ of the Company or to remain as a consultant or advisor to the Company following the date of grant for a period or periods specified by the Committee, which period(s) shall in no event exceed an aggregate of four years. Nothing in the Plan or in any Option granted hereunder shall confer upon any optionee any right to continued employment or retainer by the Company, or limit in any way the right of the Company, to terminate or alter the terms of that employment or consulting arrangement at any time.

     Section 13. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT, DIRECTOR, CONSULTANT OR ADVISOR STATUS. If an optionee ceases to be employed by the Company or ceases to serve as a director, consultant or advisor of the Company for any reason other than death, his or her Option shall immediately terminate; provided that the Committee may, in its discretion, allow the Option to remain exercisable (to the extent exercisable on the date of termination of employment or retainer) for up to one additional year for each year of service to the Company by the Optionee (up to a maximum of five years after the date of termination), unless either the Option or the Plan otherwise provides for earlier termination; and provided further that, for purposes of determining when a director no longer serves the Company, the period during which post-retirement or similar benefits, if any, are paid to the director by the Company shall be deemed to be continued service.

     Section 14. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Committee at the time of the grant of an Option, if an optionee dies while he or she is an employee, director, consultant or advisor of the Company, his or her Option shall remain exercisable for one year after the date of death, unless either the Option or the Plan otherwise provides for earlier termination. During such exercise period after death, the Option may be fully exercised, to the extent that it remained unexercised on the date of death, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by laws of descent and distribution.

     Section 15.  WAIVER OF VESTING RESTRICTIONS IN THE EVENT OF
RETIREMENT. Notwithstanding any provision of the Plan, in the event an Optionee retires as an employee or director of the Company, the Committee shall have the discretion to waive any vesting restrictions on the retiree's Options.

     Section 16. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by that Optionee or by his or her guardian or legal representative.

     Section 17. REPORTS TO OPTIONEES. The Company shall furnish to each optionee a copy of the annual report sent to the Company's shareholders. Upon written request, the Company shall furnish to each Optionee a copy of its most recent Form 10-K Annual Report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

Adopted, as amended, by the shareholders of the Company on March 14, 1995.